UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2022

MERCER INTERNATIONAL INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	000-51826	47-0956945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (604) 684-1099

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MERC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 14, 2022, Mercer International Inc. (the "Company") issued a press release announcing the retirement from the Company of David Gandossi, its Chief Executive Officer and President, and the appointment of Juan Carlos Bueno to succeed Mr. Gandossi as its Chief Executive Officer and President effective May 1, 2022.

Retirement of David Gandossi as Chief Executive Officer, President and Director

Mr. Gandossi will retire as Chief Executive Officer and President of the Company effective May 1, 2022. In addition, in connection with his retirement, he will not stand for election as a director at the Company's annual meeting of stockholders in 2022.

Mr. Gandossi will continue with the Company as an advisor until August 31, 2022 and assist Mr. Bueno and the Company in connection with the transaction of its Chief Executive Officer and President. He will continue to receive his regular salary and benefits until such date and his existing performance share unit grants will be pro-rated to August 31, 2022 with vesting subject to the achievement of the applicable performance criteria for such grants.

Appointment of Juan Carlos Bueno as Chief Executive Officer and President

Mr. Bueno, 53, has been appointed Chief Executive Officer and President of the Company effective May 1, 2022. Additionally, he will be nominated for election as a director of the Company at the Company's annual meeting of stockholders in 2022.

Mr. Bueno has extensive global industrial and product experience and a proven track record of achieving commercial and operational excellence over a 30-year career. He most recently served from 2018 to the present date as the Chairman of the Board and co-founder of Global Energy which produces novel green energy generation devices. Prior to that, from 2011 to 2017, Mr. Bueno was Executive Vice President and Divisional Chief Executive Officer, Biomaterials, for Stora Enso, a manufacturer of pulp, paper and other forest products. At Stora Enso he designed and led their new biomaterials division, growing sales and profitability. Prior to that, Mr. Bueno served in executive positions including Vice President, Crop Protection, President Agar Cross, Commercial Manager, Global Financial Analyst and Business Consultant with EI DuPont de Nemours & Company in Brazil, UK, Argentina, Colombia and USA. EI DuPont de Nemours & Company merged with the Dow Chemical Company to create DowDuPont.

Mr. Bueno holds, among other things, a BSc., Industrial Engineering degree and a graduate degree in Negotiation & International Relations.

In connection with Mr. Bueno's appointment, he has entered into an employment agreement with the Company that provides, among other things, that:

•	Mr. Bueno's base salary will be CDN$875,000 per year, subject to annual review;
•

Mr. Bueno will be eligible to receive additional variable compensation in an amount determined in accordance with any bonus, profit sharing or incentive compensation programs which may be established by the Board of Directors of the Company;

•

Effective May 1, 2022, Mr. Bueno will receive a one-time initial award of restricted share rights and performance share units comprised of: (a) 50,000 restricted share rights (each representing a right to one common share without payment) which shall fully vest in the event that Mr. Bueno is and continues as the Chief Executive Officer of the Company on May 2, 2023; (b) 96,530 performance share units, which shall have a performance period beginning on May 1, 2022 and ending on December 31, 2023; and (c) 96,530 performance share units, which shall have a performance period beginning on May 1, 2022 and ending on December 31, 2024. The number of performance share units that actually vest will be determined at the end of the applicable performance period based upon the level of achievement under the applicable performance criteria over the relevant performance period, as determined by the Compensation and Human Resources Committee of the Company.

•

to the extent eligible, Mr. Bueno will be entitled to participate at a level commensurate with his position, in the Company's employee, benefit, welfare and retirement plans and programs, as well as equity plans, employee incentive plans and bonus plans, provided by the Company to its senior officers in accordance with the terms thereof, including a retirement allowance equal to 12% of his base salary and 12% of 50% of his annual cash bonus as a retirement allowance; and

•	the Company will reimburse Mr. Bueno for all reasonable expenses associated with his relocation to the Company's offices.

The term of office for Mr. Bueno as Chief Executive Officer and President will be for an indefinite term until the end of the month in which he turns 65.

As Chief Executive Officer and President, Mr. Bueno will be responsible for the general supervision, management, organization, administration and operation of the Company and its subsidiaries. Mr. Bueno will also work cooperatively with the Executive Chairman of the Company to develop and implement the strategic goals of the Company and shall be primarily responsible for the execution of the strategy.

There are no family relationships among any of our current directors or executive officers, and Mr. Bueno does not have a direct or indirect material interest in any "related party" transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing descriptions are qualified in their entirety by reference to the employment agreement attached hereto as Exhibit 10.1, which is incorporated by reference into this Item 5.02.

A copy of the press release announcing the foregoing changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Employment Agreement between Juan Carlos Bueno and Mercer International Inc.
99.1	Press release of the Company dated March 14, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

Date: March 15, 2022	By:	/s/ David K. Ure
David K. Ure
Chief Financial Officer

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